UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2011

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02:	Results of Operations and Financial Condition

See the Press Release dated February 4, 2011 furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three months and twelve months ended December 31, 2010.

Item 5.03	– Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On February 2, 2011, the Board of Directors of TECO Energy, Inc. approved amendments to Sections 2.3, 3.4, 4.2 and Article 5 of the Bylaws, effective immediately.
The amendments to Sections 2.3 and 3.4 adds the Chairman of the Board to the list of persons that can call special shareholder and board meetings and removes Vice Presidents from the list of persons who can call special board meetings. The amendment to Section 4.2 removes the reference to a statutory requirement that is no longer applicable to the Corporation, that the President, Chief Executive Officer and Chairman of the Board be United States citizens. The amendment to Article 5 provides that directors, officers and employees are not entitled to indemnification by the Corporation in proceedings initiated by such person as a plaintiff, unless the proceeding was authorized the Board of Directors.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the complete text of the bylaws, as amended, which are filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits

3.1	Bylaws of TECO Energy, Inc., as amended effective February 2, 2011

99.1	Press Release dated February 4, 2011 reporting on TECO Energy, Inc.’s financial results for the three months and twelve months ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2011	TECO ENERGY, INC.
(Registrant)

\s\ S. W. CALLAHAN
S. W. CALLAHAN Senior Vice President - Finance & Accounting and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Bylaws of TECO Energy, Inc., as amended effective February 2, 2011.

99.1	Press Release dated February 4, 2011 reporting on TECO Energy, Inc.’s financial results for the three months and twelve months ended December 31, 2010.